                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Publix Super Markets, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

PUBLIX SUPER MARKETS, INC.

1995 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT



Tuesday, May 16, 1995
Main Office & Warehouse
1936 George Jenkins Boulevard
Lakeland, Florida 33801


To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Corporation, that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida Corporation, will be held at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida, on Tuesday, May 16, 1995, at 9:00 a.m. for the following purposes:

         1.  To fix the number of and elect a Board of Directors;
         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ S. Keith Billups
- --------------------
S. Keith Billups
Secretary





Dated: March 10, 1995

GENERAL INFORMATION

This proxy statement is being mailed on or about April 17, 1995, to the stockholders of Publix Super Markets, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 16, 1995, or any adjournments thereof. The cost of the enclosed proxy is borne by the Corporation.

VOTING SECURITIES OUTSTANDING

As of February 24, 1995, there were 230,162,505 shares of common stock of the Corporation outstanding. Each share is entitled to one vote.

Only holders of common stock of record at the close of business on February 24, 1995, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Corporation. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. The required vote for the election of proposed directors will be determined based upon an affirmative vote of a plurality of the shares voting. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

FIXING NUMBER AND ELECTION OF DIRECTORS

The Corporation's By-Laws specify that the Board of Directors will have fifteen members, with such number subject to being increased or decreased by the shareholders. Management of the Corporation recommends that the number of directors be fixed at ten members; and that the ten nominees herein proposed to be directors be elected to fill the ten board seats. The proxies will be voted FOR the fixing of the number of directors at ten and FOR the election of the ten director nominees, unless the stockholder specifies otherwise. The term of office of each director will be until the next annual meeting or until their successors shall be elected and qualified.

If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information about the shares of the Corporation's common stock beneficially owned as of February 24, 1995, by the Corporation's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Corporation to own beneficially 5% or more of the Corporation's common stock.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned     Percent
the Corporation (Age)             and Directors                              as of February 24, 1995 (1)  of Class
- ------------------------------------------------------------------------------------------------------------------
Carol Jenkins Barnett             Sister of Howard M. Jenkins,                     13,134,987 (2)           5.71
  Director since 1983 (38)        niece of Charles H. Jenkins, Sr.,
                                  cousin of Charles H. Jenkins, Jr.,
                                  aunt of W. Edwin Crenshaw and
                                  wife of Hoyt R. Barnett

Hoyt R. Barnett                   Husband of Carol Jenkins Barnett                 23,404,038 (3)          10.17
  Executive Vice President        and brother-in-law of Howard M. Jenkins
  of the Corporation and
  Trustee of the Profit
  Sharing Plan since 1992,
  previously Executive Vice
  President of the Corporation,
  Director since 1985 (51)


W. Edwin Crenshaw                 Nephew of Carol Jenkins Barnett,                    662,635                  *
  Executive Vice President        nephew of Charles H. Jenkins, Sr.,
  of the Corporation since        nephew of Howard M. Jenkins and
  January 1994, previously        cousin of Charles H. Jenkins, Jr.
  Vice President of the
  Corporation, Director
  since 1990 (44)

Mark C. Hollis                                                                      2,598,335 (4)           1.13
  President and Chief Operating
  Officer of the Corporation,
  Director since 1974. He is
  a Director of Bell South
  Telecommunications, a Bell
  South Company (60)





* Shares represent less than 1% of class.

Note references are explained on page 4.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship              Number of Shares of Common
Service as Director of            with Executive Officers                    Stock Beneficially Owned     Percent
the Corporation (Age)             and Directors                              as of February 24, 1995 (1)  of Class
- ------------------------------------------------------------------------------------------------------------------
Charles H. Jenkins, Jr.           Son of Charles H. Jenkins, Sr.,                     2,288,398                *
  Chairman of the Executive       cousin of Carol Jenkins Barnett,
  Committee of the Corporation,   cousin of W. Edwin Crenshaw and
  Director since 1974 (51)        cousin of Howard M. Jenkins

Charles H. Jenkins, Sr.           Father of Charles H. Jenkins, Jr.,                  2,629,244             1.14
  Retired in 1985, previously     uncle of Carol Jenkins Barnett,
  Chairman of the Board of the    uncle of W. Edwin Crenshaw and
  Corporation, Director since     uncle of Howard M. Jenkins
  1953 (80)

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,                  42,027,187 (5)        18.26
  Chairman of the Board and       nephew of Charles H. Jenkins, Sr.,
  Chief Executive Officer of      cousin of Charles H. Jenkins, Jr.,
  the Corporation, Director       uncle of W. Edwin Crenshaw and
  since 1977 (44)                 brother-in-law of Hoyt R. Barnett

Tina P. Johnson
  Treasurer of the Corporation and                                                       42,724                *
  Trustee of the 401(K) Plan -
  Publix Stock Fund since 1995,
  previously Treasurer (1992)
  and Assistant Secretary,
  Director since 1993 (35)

E.V. McClurg
  Chairman of Peoples Bank of                                                         1,993,932                *
  Lakeland since 1991 (previously
  Vice Chairman) and attorney-at-
  law, law office of Hahn, McClurg,
  Watson, Griffith & Bush since 1995,
  previously law office of E.V. McClurg,
  Director since 1988 (53)

William H. Vass
  Executive Vice President of the                                                    29,486,553 (6)        12.81
  Corporation and Trustee of the
  Employee Stock Ownership Plan
  since 1992, previously Vice
  President and Treasurer,
  Director since 1988 (45)



* Shares represent less than 1% of class.

Note references are explained on page 4.

(1) As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Corporation's common stock. Holdings of officers include shares allocated to their individual accounts in the Corporation's Employee Stock Ownership Plan, over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2) Excludes shares of common stock beneficially owned by Carol Jenkins Barnett's husband, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the Profit Sharing Plan which is the record owner of 23,278,750 shares of common stock over which he exercises sole voting and investment power. Total shares beneficially owned excludes shares of common stock owned by Hoyt R. Barnett's wife, as to which Hoyt
      R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis is Co-Trustee with Peoples Bank of Lakeland for 1,508,468 shares of common stock in two family trusts. The remaining shares are owned in a separate family trust over which Mark C. Hollis is Co-Trustee with his wife. As Co-Trustee, Mark C. Hollis has shared voting and investment power for these shares.

(5) Howard M. Jenkins is Voting Trustee of a Voting Trust Agreement (Agreement), effective May 30, 1987, established by him, his brother and two of his sisters. The Agreement, as amended, has a ten year term and covers 41,455,760 shares of common stock, of which 12,396,395 shares are beneficially owned by Howard M. Jenkins and 14,185,405 shares are beneficially owned by Nancy E. Jenkins. The remaining shares held under the Agreement are owned by various individuals who are not beneficial owners of 5% or more of the Corporation's common stock. As Trustee, Howard M. Jenkins has voting rights for the shares represented by the Agreement unless the stockholders of a majority of the shares direct him to vote all shares in a specified manner. In addition, Howard M. Jenkins beneficially owns 571,427 shares of common stock which are either individually owned or owned as Trustee for three separate trusts over which he exercises sole voting and investment power.

(6) William H. Vass is Trustee of the Employee Stock Ownership Plan (ESOT) which is the record owner of 29,453,743 shares of common stock over which he has shared investment power. As Trustee, William H. Vass exercises sole voting power over 529,560 shares in the ESOT because such shares have not been allocated to participants' accounts. The ESOT participants, not William H. Vass, exercise sole voting power over all remaining shares in the ESOT.

OTHER BENEFICIAL OWNERS' INFORMATION

Twenty-eight directors and executive officers as a group beneficially owned 119,046,387 shares or 51.72% of the common stock of the Corporation as of February 24, 1995. Included in this amount are 52,732,493 shares in the Profit Sharing Plan and the Employee Stock Ownership Plan.

Nancy E. Jenkins, sister of Howard M. Jenkins, is the record and beneficial owner of 15,206,894 shares or 6.61% of the common stock of the Corporation. Included in this amount are 14,185,405 shares which are held in and subject to the Voting Trust Agreement, effective May 30, 1987, for which Howard M. Jenkins is Voting Trustee.

Beneficial owners of 5% or more of common stock who are known by the Corporation include those noted in the preceding table with respect to directors, the Profit Sharing Plan and the Employee Stock Ownership Plan or otherwise noted above. The Corporation is aware of no other beneficial owners of 5% or more of the common stock of the Corporation. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida, 33801.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Corporation are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Corporation believes that its officers, directors and stockholders complied with the Section 16 filing requirements except as noted below. Previous reports filed by the following persons did not reflect their indirect beneficial ownership of certain shares or changes therein: R. Scott Charlton (Form 4 for the purchase of 10 shares); William H. Vass (Form 4 for the gift of 20 shares). Both transactions were performed by the officers' wives, who are also employees of the Corporation, for shares that were not owned jointly by Mr. Charlton or Mr. Vass. Upon learning of the omissions, Messrs. Charlton and Vass promptly filed amended reports to reflect the required information.

COMPENSATION OF DIRECTORS

The directors of the Corporation are not compensated for services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1994, the Executive Committee performed the equivalent functions of a Compensation Committee. Committee members, who were all officers of the Corporation, include: Hoyt R. Barnett, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. There were no interlocks of executive officers or directors of the Corporation serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Corporation.

During 1994, the Corporation purchased approximately $1,209,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation for the named executive officers, including the CEO, include a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Corporation's management (2) the compensation levels of supermarket chains in the Corporation's Peer Group Index, taking into account the size and financial performance of the Corporation (3) anticipated competitive operating conditions and (4) overall economic conditions. During 1994, the CEO of the Corporation, Howard M. Jenkins, received a base salary increase of 3.4% from the prior year. The base salary increases for the other named executive officers ranged from 3.4% to 7.0%. The increases for all named executive officers, with the exception of William H. Vass, are the first base salary increases for the executives since 1990. While the first two factors above suggested larger increases in salary over the period since 1990, base salary increases have been minimal due to concerns about anticipated competitive conditions in the market. The base salary of William H. Vass was adjusted in prior years to reflect increased responsibilities.

Bonuses are paid generally in the year following the year earned. During 1992, the Corporation implemented an incentive bonus plan. The incentive bonus plan covers approximately 350 management employees. Under the plan, a bonus pool is established as a fraction of earnings before income taxes for the twelve months ended with the third quarter for each fiscal year. Then, this pool is adjusted upward or downward to reflect actual sales results for the same twelve month period in comparison to a sales goal. The fraction of earnings before income taxes that is used was determined in 1992. The fraction equaled the percentage of 1991 earnings before income taxes represented by 1991 discretionary bonuses paid in total, without any formula, to those who began to participate in the incentive bonus in 1992. The same fraction of earnings has been maintained as essentially constant since 1992 because of the desire to have the bonus pool in total change only as the performance of the Corporation changes. The bonus pool is allocated among the participating management employees, including the named executive officers, based on compensation paid for the twelve months ended with the third quarter of the fiscal year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. However, the bonuses are allocated on compensation for the period described above so the bonuses can be determined by year end. The 1994 bonus increases for the named executive officers principally result from the increased profitability of the Corporation during the measurement period described above.

The average compensation earned by the executives named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graph on page 9.

This report is submitted by the following members of the Executive Committee:
Hoyt R. Barnett, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Corporation's Chief Executive Officer (CEO) and the Corporation's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 1994 and for services rendered in all capacities to the Corporation during the years ended 1994, 1993 and 1992:

SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                                        -----------------------------
                                       Annual Compensation                     Awards         Payouts
                               -------------------------------------    --------------------  -------
                                                              Other
                                                              Annual    Restricted                     All Other
                                                              Compen-   Stock       Options/  LTIP     Compen-
Name and Principal Position    Year    Salary     Bonus (1)   sation    Award       SARs (#)  Payouts  sation(2)
- ----------------------------------------------------------------------------------------------------------------
Howard M. Jenkins (20)         1994    $300,000  $112,934        -        -          -          -      $26,726
  Chairman of the Board,       1993     290,000    92,935        -        -          -          -       17,974
  Chief Executive Officer and  1992     290,000    92,000        -        -          -          -       19,167
  Director

Mark C. Hollis (48)            1994    $300,000  $112,521        -        -          -          -      $26,726
  President, Chief             1993     290,000    91,536        -        -          -          -       17,974
  Operating Officer and        1992     290,000    86,250        -        -          -          -       19,167
  Director

Charles H. Jenkins, Jr. (25)   1994    $228,000  $ 83,767        -        -          -          -      $26,726
  Chairman of the              1993     213,000    71,037        -        -          -          -       17,974
  Executive Committee and      1992     213,000    78,990        -        -          -          -       19,167
  Director

Hoyt R. Barnett (26)           1994    $198,000  $ 80,894        -        -          -          -      $26,726
  Executive Vice President     1993     190,000    63,011        -        -          -          -       17,974
  and Director                 1992     190,000    69,000        -        -          -          -       19,167

William H. Vass (15)           1994    $236,000  $ 91,245        -        -          -          -      $24,322
  Executive Vice President     1993     223,000    76,391        -        -          -          -       15,750
  and Director                 1992     206,000    94,000        -        -          -          -       16,825


( )   Years of Service

(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Corporation's contribution to the Profit Sharing Plan and the Employee Stock Ownership Plan. The 1994 amounts include contributions to the Plans for the year ending September 30, 1994, and the three month period ended December 31, 1994. To accommodate the implementation of a 401(K) plan in 1995, the year end for the retirement plans was changed from September 30 to December 31.

OTHER COMPENSATION

The Corporation has no defined benefit pension plans. Its two defined contribution plans, a profit sharing plan and an employee stock ownership plan, are available to all employees who have completed one year of employment during which they worked 1,000 hours or more. The Corporation's contribution to the Profit Sharing Plan is based on 10% of earnings before income taxes and the profit sharing contribution. An additional 5% of the same earnings is contributed to the Employee Stock Ownership Plan. The Corporation contributes additional shares to the Employee Stock Ownership Plan as determined by the Board of Directors. The Corporation's contributions to these two plans are allocated to all participants on the basis of compensation and the plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Corporation. Amounts earned for 1994, 1993 and 1992 under the plans by the CEO and the four most highly paid executive officers are listed in the Summary Compensation Table. At the beginning of 1995, the Corporation implemented a 401(K) plan.

The Corporation's group health insurance plan is available to all full-time employees and qualified part-time employees and the group life insurance plan and long-term disability plan are available to all full-time employees. These plans do not discriminate in favor of officers or directors of the Corporation.

All compensation paid to executive officers during 1994, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

The Corporation paid $1,400,000 in rental payments to George W. Jenkins, Founder of the Corporation, for leased equipment and fixtures for 13 stores and paid $210,000 in rental payments to Charles H. Jenkins, Sr., a Director of the Corporation, for leased equipment and fixtures for two stores. All leases will expire by October 1996.

During 1994, the Corporation purchased approximately $1,209,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins. The Corporation also purchased approximately $3,837,000 of food products from suppliers represented by a brokerage company partially owned by Byron Brown, son of Bennie F. Brown, Vice President of the Corporation.

During 1994, the Corporation paid approximately $232,000 to the law office of E.V. McClurg for legal services. E.V. McClurg is a Director and continues to provide legal services to the Corporation.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Corporation's cumulative total stockholder return during the five years ended December 31, 1994, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1989 in the Corporation's common stock and in each of the related indices and assumes reinvestment of dividends.


COMPARISON OF FIVE-YEAR CUMULATIVE RETURN


                       1989        1990        1991        1992        1993        1994
                       ----------------------------------------------------------------
PUBLIX                100.00      113.45      118.02      147.04      141.63      178.26
S&P 500               100.00       96.89      126.42      136.05      149.76      151.74
PEER GROUP            100.00      109.13      137.41      135.65      130.05      139.97



(1) Companies included in the peer group are: A&P, Albertsons, American Stores, Brunos, Food Lion, Giant Foods, Hannaford Bros., Kroger, Safeway, Smith's Food & Drug, Vons, Weis Markets and Winn-Dixie.

COMMITTEES

The Board of Directors has neither a standing compensation nor nominating committee.

The Board's Audit Committee recommends the independent auditors to be engaged by the Corporation and reviews with the independent auditors and the internal auditors the scope and results of their audit work, including their appraisal of the Corporation's internal accounting controls. Presently, the Audit Committee consists of Carol J. Barnett, Charles H. Jenkins, Sr. and E.V. McClurg, Chairman. During 1994, the Committee held two meetings.

BOARD OF DIRECTORS MEETINGS

The Board of Directors held four meetings during 1994. All directors attended 100% of the Corporation's Board of Directors and committee meetings held in 1994.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG Peat Marwick LLP was the Corporation's auditors during 1994. The Audit Committee will make its recommendation as to the Corporation's auditors for 1995 later this year.

Representatives of KPMG Peat Marwick LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received at the Corporation's executive offices prior to December 18, 1995, for consideration for inclusion in the proxy statement and proxy card relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this proxy statement the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ S. Keith Billups
- --------------------
S. Keith Billups
Secretary



Dated: March 10, 1995


The Corporation will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 31, 1994, upon the written request of any stockholder of record or beneficial owner at the close of business on February 24, 1995. Requests for such reports should be directed to S. Keith Billups, P.O. Box 407, Lakeland, Florida 33802.

                                                                      APPENDIX A

                                  COMMON STOCK
                           PUBLIX SUPER MARKETS, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 16, 1995


The Undersigned hereby appoints Howard M. Jenkins, Mark C. Hollis and Charles
H. Jenkins, Jr. or any of them, as proxy or proxies with power of substitution, to vote all shares of Common Stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

      1. Fixing Number of and Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Charles H. Jenkins, Sr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

           [ ] FOR fixing number of directors at ten and FOR all nominees listed above (except as to those nominees whose names have been crossed out).

           [ ] AUTHORITY WITHHELD

      2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1994 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 10, 1995 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

________________   _____________________________   _____________________________
Date               Signature                       Signature if held jointly

[ ] If you received an annual report for this account and request not to, please mark an (x) in this box.
    Stockholders with multiple accounts,
    please leave one proxy card unmarked.

[ ] I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

                                                                      APPENDIX B


To Participants of Publix Super Markets, Inc.
Employee Stock Ownership Plan  (ESOT)


Please See Last Page of Proxy For Voting Instructions

Important
Dated Material

Dear ESOT Participant:

Our records indicate that you have Employee Stock Ownership Plan (ESOT) shares which have voting rights at the Publix Super Markets, Inc. Annual Meeting of Stockholders to be held on May 16, 1995.

The Trustee of the ESOT, William H. Vass, is required to exercise the voting rights on the shares allocated to your ESOT account in accordance with your instructions. If William H. Vass, Trustee, does not receive these instructions from you or you indicate "authority withheld" on the last page of the proxy, he will not exercise any voting rights for your ESOT shares.

To authorize William H. Vass, Trustee (or his designee), who will attend the Annual Meeting of Stockholders of Publix Super Markets, Inc. on May 16, 1995, to vote your ESOT account shares, promptly sign and date the last page of the proxy. Remove the page along the perforated line and fold. If you received this proxy at your Publix location, please return this notice through the unmetered store mail system. The return address has been pre-printed on the last page of this notice. If this notice was received at an address other than a Publix location, please return the notice in the self-addressed envelope provided.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 10, 1995

                                                                      APPENDIX C


                           PUBLIX SUPER MARKETS, INC.
                        REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 1995



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOT"), with respect to all shares of Common Stock of Publix Super Markets, Inc. (the "Corporation") allocated to the ESOT account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOT (the "Account Shares"), does hereby request and instruct William H. Vass, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Corporation to be held on May 16, 1995 and any adjournments thereof and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Fixing Number of and Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Charles H. Jenkins, Sr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

         [ ] FOR fixing number of directors at ten and FOR all nominees listed above (except as to those nominees whose names have been crossed out).

         [ ] AUTHORITY WITHHELD

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted in the manner specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1994 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 10, 1995 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.



______________________     _____________________________________________________
Date                       Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

[ ] I WILL ATTEND THE MEETING.

(Promptly mark, sign and date then remove from proxy, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland